EXHIBIT 12(b)

EX-99.906CERT

RULE 30a-2(b) CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Seligman Municipal Fund Series, Inc. (the registrant), do hereby certify, to such officer’s knowledge, that:

(1)	The annual Report on Form N-CSR of the registrant for the six months ended March 31, 2009 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ PATRICK T. BANNIGAN
Patrick T. Bannigan
Chief Executive Officer

Date:	June 5, 2009

By:	/s/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Chief Financial Officer

Date:	June 5, 2009